EXHIBIT 10.16.1

CONFIDENTIAL TREATMENT

Amendment No. 1 to Non-Exclusive OEM agreement

This Amendment No. 1 (“Amendment No. 1”) to the Non-Exclusive OEM Agreement dated May 1, 2001 (“OEM Agreement”) between Oasys Telecom, Inc., a California corporation with offices at 7060 Koll Center Parkway, Pleasanton, CA 94566 (“Oasys”), and Larscom Incorporated, a Delaware corporation with offices at 1845 McCandless Drive, Milpitas, CA 95035 (“Larscom”) is made and entered into this 7th day of September, 2001 (the “Amendment No. 1 Effective Date”).

recitals

A.    Oasys and Larscom have entered into the OEM Agreement for Larscom to market and distribute the Oasys Products, either separately or bundled with Larscom Equipment.

B.    The parties are concurrently entering into a certain Convertible Promissory Note and Warrant Purchase Agreement for Larscom to lend Oasys up to *****.

C.    The parties desire to amend the OEM Agreement as set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the above and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Agreement

1.    Notwithstanding anything to the contrary in the OEM Agreement, excluding Section 2.1.2 of the OEM Agreement which will remain in full force and effect with respect to all parts and inventory relating to the Order (as defined below), Oasys acknowledges and agrees that all parts and inventory (both finished-goods and pre-finished-goods) formerly or currently on Oasys’s premises and subsequently to arrive there which will be sold and delivered to Larscom pursuant to Larscom’s prepaid purchase order (Larscom’s purchase order No. 78441) dated July 5, 2001 (the “Order”), and all Intellectual Property Rights and other proprietary rights therein, are the exclusive property of Larscom. The original Order as well as the updated status thereof as of the Amendment No. 1 Effective Date are attached hereto as Attachment B. To reflect and evidence Larscom’s ownership and the absence of any Oasys ownership right in such parts and inventory, Oasys agrees to and, at all times during the term hereof, promptly will move all such parts and inventory then on its premises into a clearly marked area within Oasys’ facility in which no inventory is kept other than the Larscom inventory. Oasys will not change or remove the marking which defines the area, put any non-Larscom inventory into the area or remove any inventory from the area without Larscom’s prior written consent; except that, without such consent, some or all of such parts and inventory (clearly documented and identified as Larscom property) may be delivered to third-party facilities for assembly and, within Oasys’ facility, such parts and inventory may (clearly marked physically as Larscom property and otherwise clearly documented as Larscom property) be moved to other areas for further assembly and testing. In addition, Oasys may and timely shall deliver the finished inventory to Larscom in accordance with the Order and Section 4.2 of the OEM Agreement. From time to time, upon reasonable notice to Oasys, Larscom shall have the right to inspect Oasys’ premises to determine Oasys’ compliance with this Paragraph. Oasys hereby agrees to perform any reasonable acts necessary to perfect and enforce Larscom’s rights specified in this Paragraph.

2.    Exhibit A and Exhibit C of the OEM Agreement are hereby replaced and superseded by the Oasys Transfer Price Discount Schedule attached as Attachment A to this Amendment No. 1. All references to “Exhibit A” in the OEM Agreement shall refer to the products and prices listed in the Oasys Transfer Price Discount Schedule. All reference to “Exhibit C” and discounts in the OEM Agreement shall refer to the discounts specified in the Oasys Transfer Price Discount Schedule. However, the Oasys Transfer Price Discount Schedule attached hereto and the discounts specified therein shall only apply to all Larscom purchase orders placed after the Amendment No. 1 Effective Date and shall expressly exclude the Order and all updates thereof, whenever placed by Larscom. The existing Exhibits A and C shall continue to apply to the Order and all updates thereof.

Confidential treatment has been requested for portions of this exhibit. The copy herewith omits the information subject to the confidentially request. Omissions are designated as *****. A complete version of this exhibit has been filed with the Securities and Exchange Commission.

3.    As of the Amendment No. 1 Effective Date, Larscom shall be deemed the “most favored customer” of Oasys and shall receive from Oasys the most favorable pricing and terms on all versions of the Oasys Products (as listed on the Oasys Transfer Price Discount Schedule) and any other products that the parties may add to the OEM

Agreement, including without limitation, any alternative “loaded” configurations (i.e., regardless of the number of components on a shelf) of such products, whether or not such configuration is specifically included on the Oasys Transfer Price Discount Schedule, if such pricing and terms are better than the pricing and terms set forth in the OEM Agreement, as amended by this Amendment No. 1.

4.     Section 11.5 of the OEM Agreement is hereby amended and restated as follows:

“Manufacturing License. Within thirty (30) days after the Amendment No. 1 Effective Date, Oasys shall establish an escrow account with DSI Technology Escrow, Inc. (“Escrow Account”) and deposit in the Escrow Account copies of all documentation (as updated from time to time) necessary for the development, commercialization, manufacture, sale and support of Oasys Products and other products which have become covered under this Agreement, such as, but not limited to, all Technical Information, engineering and manufacturing schematics, plans, designs, protocols, tools, bills of materials, supplier lists, trade secrets, know-how, manuals, Customer Documentation, and Software source code documentation (the “Escrow Material”). Oasys will update the Escrow Material in the Escrow Account upon the release of any major design changes to an Oasys Product and at least every 6 months. In addition, Oasys shall deposit in the Escrow Account all materials (similar in nature to the Escrow Material) relevant to Version 3.0 of the Oasys Products within thirty (30) days after Oasys’ general commercial release of such products. The expense for the Escrow Account will be shared equally by Oasys and Larscom. Upon a Default Event, the escrow agent shall deliver the Escrow Material to Larscom; the escrow instructions shall so provide. The Escrow Material is subject to Section 2.1.2, is deemed Confidential Information as governed by Section 14.8 and will only be used by Larscom for the purpose of developing, commercializing, manufacturing, selling and supporting the Oasys Products and other products which have become covered under this Agreement under the terms and conditions of this Agreement, as amended by Amendment No. 1, for the sole purpose of continuing the benefits afforded to Larscom by this Agreement, as amended by Amendment No. 1. Except for Customer Documentation and except as required by law and testing agencies, Larscom shall not communicate to third parties any Escrow Material released from the escrow account except to Larscom’s employees and contractors, if applicable, without Oasys’ prior written consent.

Subject to the terms of this Section 11.5, Oasys hereby grants to Larscom a currently effective, non-exclusive, perpetual, worldwide, royalty-free license to use, manufacture, have manufactured, sell and sublicense, have sold, distribute, import, reproduce, modify and use the Escrow Material, the Technical Information, the Customer Documentation and the Software, including all appertaining Intellectual Property Rights, for the development, commercialization, manufacture, sale and support of the Oasys Products as Larscom Equipment under the terms and conditions of this Agreement, as amended by Amendment No. 1, for the sole purpose of continuing the benefits afforded to Larscom by this Agreement, as amended by Amendment No. 1. Larscom covenants not to utilize the Escrow Material in the exercise of the above license until such material is released from the Escrow Account upon the occurrence of a Default Event. A “Default Event” means any of the following events: (i) Oasys liquidates its business, dissolves, ceases business operations, makes an assignment for the benefit of creditors, becomes the subject of any voluntary bankruptcy proceeding, or becomes the subject of any involuntary bankruptcy petition which is not dismissed within 30 days; (ii) one or more of the specific Oasys Products (as listed on the Oasys Transfer Price Discount Schedule) has been discontinued (in which case only the materials with respect to the discontinued item(s) shall be released); (iii) termination by Larscom of the OEM Agreement for Oasys’ uncured material breach under Section 13.3; (iv) Oasys defaults in the repayment of any principal of, or the payment of any interest on, any other indebtedness of (or guaranteed by) Oasys in an aggregate amount which exceed Fifty Thousand Dollars ($50,000), or Oasys breaches, violates or fails to comply with any term or provision of any evidence of such indebtedness or of any agreement or instrument relating thereto if the effect of such breach, violation or non-compliance is to permit the acceleration of any such indebtedness and (v) failure of Oasys to make payment of accrued and unpaid interest when due as set forth in the Convertible Promissory Note or the breach of any other condition or obligation under the Convertible Promissory Note.”

5.    The last sentence in Section 8.4 of the OEM Agreement is hereby amended and restated as follows: “In addition, Larscom shall also be entitled to utilize its manufacturing license granted in Section 11.5 with respect to such discontinued Oasys Product.”

6.    On and after the Amendment No. 1 Effective Date, Oasys shall host Larscom no less frequently than once every month for face-to-face meetings for progress reports and planning of the Oasys Products, until version 3.0 of the Oasys Products is in compliance with NEBS 3 certification and has the features set forth in Exhibit B of the Convertible Promissory Note entered into by the parties as of September 7, 2001 (“Version 3.0 Oasys Products”).

CONFIDENTIAL TREATMENT

7.    To protect Larscom from general price declines in the market in which the Oasys Products compete, a pricing review will occur every six (6) months from the Amendment No. 1 Effective Date or at the reasonable request of either party if such party has a reasonable belief that a ***** price decline has occurred in a Like Competing Product. If, at a pricing review, Larscom documents from at least two sources that the list price of a Like Competing Product has fallen in the market by at least ***** since the last pricing review, the list price (from which the applicable discounts are calculated) for Oasys Products (as listed on the Oasys Transfer Price Discount Schedule) shall immediately be decreased by the same percentage as the decline in the Like Competing Product price. Larscom shall still be entitled to its discounts, calculated from the adjusted list price, specified on the Oasys Transfer Price Discount Schedule. “Like Competing Product” shall mean a product that competes with an Oasys Product, including without limitation the Adtran MX2800 M13 AC (or DC) Redundant DS3 Rackmount Multiplexer with Modem, the Carrier Access Wide Bank 28-DS3 with Maintenance Service Option, and other products which the parties in good faith agree from time to time are competitive with the respective Oasys Products.

8.    Section 13.1 of the OEM Agreement is hereby amended and restated as follows:

“Following the Term, this Agreement may be extended unilaterally by either party upon written notice to the other party for one 12 full calendar month period (“Renewal Term”), provided that such right is exercised, if at all, at least thirty (30) days prior to the end of the Term. The use of “Term” in the Agreement, unless expressly indicated otherwise, shall refer to both the Term and the Renewal Term, if any, collectively.”

9.    Section 13.2 of the OEM Agreement is hereby deleted and of no force and effect.

10.    The following language is added to the beginning of the second sentence in Section 13.4: “On the expiration of this Agreement or if Oasys terminates”

11.    The first sentence of Section 13.5 of the OEM Agreement is hereby amended and restated as follows:

“The following Sections of this Agreement shall survive any termination hereof: 2.1.2, 7.3 through 7.6, 8.1, 11.5, 12, 13.4 and 14.”

12.    All capitalized terms not defined herein shall have the meanings assigned to them in the OEM Agreement. This Amendment No. 1, including attachments attached hereto, shall be deemed to be incorporated into the OEM Agreement and made a part thereof.

All references to the OEM Agreement in any other document shall be deemed to refer to the OEM Agreement as modified by this Amendment No. 1. Except as modified by this Amendment No. 1, the OEM Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. In the event that the terms of this Amendment No. 1 conflict with the terms of the OEM Agreement, the terms of this Amendment No. 1 shall be deemed to govern.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the Amendment No. 1 Effective Date.

OASYS TELECOM, INC.		LARSCOM INCORPORATED

By:	/S/ GERARD MIILLE	BY:	/S/ RICHARD POSPISIL
	Gerard Miille, Chief Executive Office		Richard Pospisil, Chief Executive Officer

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT

Attachment A Oasys Transfer Price Discount Schedule

810-00062-010	MPU—48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
700-00052-004*	Total Starter Kit (Larscom)	*****	*****	*****	*****	*****
*All Starter Kits Discounts per Line Item Do not Apply to Individual Component Purchases.
810-00068-004	M13 MUX (PM1-3)	*****	*****	*****	*****	*****
810-00068-003	M13 MUX (E1)	*****	*****	*****	*****	*****
810-00065-001	Output RIM	*****	*****	*****	*****	*****
810-00066-001	Input RIM	*****	*****	*****	*****	*****
815-00050-009	Module, Blank, 1 Slot Wide (Lars)	*****	*****	*****	*****	*****
815-00071-001	RIM, Blank	*****	*****	*****	*****	*****
Total M1-3 Kit		*****	*****	*****	*****	*****
Total Starter & M1-3 Kit		*****	*****	*****	*****	*****
815-00064-002	Cable, 28DS1/E, 10’	*****	*****	*****	*****	*****
815-00011-002	Cable,Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand Total		*****	*****	*****	*****	*****
T3 ONLY 23”
2RU SHELF	M1-3 with T3 CAPABILITY ONLY—1 Redundant Pair of M1-3s
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
815-00063-001	23” Shelf	*****	*****	*****	*****	*****
890-00009-002	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
810-00062-010	MPU—48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
700-00052-004*	Total Starter Kit (Larscom)	*****	*****	*****	*****	*****
*All Starter Kits Discounts per Line Item Do not Apply to Individual Component Purchases.
810-00068-009	M13 MUX—T3 ONLY	*****	*****	*****	*****	*****
810-00065-001	Output RIM	*****	*****	*****	*****	*****
810-00066-001	Input RIM	*****	*****	*****	*****	*****
815-00050-009	Module, Blank, 1 Slot Wide (Lars)	*****	*****	*****	*****	*****
815-00071-001	RIM, Blank	*****	*****	*****	*****	*****
Total M1-3 Kit		*****	*****	*****	*****	*****
Total Starter & M1-3 Kit		*****	*****	*****	*****	*****
815-00064-002	Cable, 28DS1/E, 10’	*****	*****	*****	*****	*****
815-00011-002	Cable,Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand Total		*****	*****	*****	*****	*****

***** Confidential treatment has been requested for the redacted poetions. The confidential redacted portionshave been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT
T3 ONLY 23”
2RU SHELF	M1-3 with T3 CAPABILITY ONLY—1 Redundant Pair of M1-3s
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
815-00063-001	23" Shelf	*****	*****	*****	*****	*****
890-00009-002	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
810-00062-010	MPU—48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
700-00052-004*	Total Starter Kit (Larscom)	*****	*****	*****	*****	*****
*All Starter Kits Discounts per Line Item Do not Apply to Individual Component Purchases.
810-00068-009	M13 MUX— T3 ONLY	*****	*****	*****	*****	*****
810-00065-001	Output RIM	*****	*****	*****	*****	*****
810-00066-001	Input RIM	*****	*****	*****	*****	*****
815-00050-009	Module, Blank, 1 Slot Wide (Lars)	*****	*****	*****	*****	*****
815-00071-001	RIM, Blank	*****	*****	*****	*****	*****
Total M1-3 Kit		*****	*****	*****	*****	*****
Total Starter & M1-3 Kit		*****	*****	*****	*****	*****
815-00064-002	Cable, 28DS1/E, 10'	*****	*****	*****	*****	*****
815-00011-002	Cable,Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand Total		*****	*****	*****	*****	*****
T3 ONLY
1RU Shelf	M1-3 with T3 CAPABILITY ONLY—1 Redundant Pair of M1-3s, 1MPU
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
	1 RU Box	*****	*****	*****	*****	*****
	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
	MPU— 48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
	M13 MUX (No E1)	*****	*****	*****	*****	*****
	Output RIM	*****	*****	*****	*****	*****
	Input RIM	*****	*****	*****	*****	*****
700-00056-001	Total 1 Ru Box	*****	*****	*****	*****	*****
815-00064-002	Cable, 28DS1/E, 10'	*****	*****	*****	*****	*****
815-00011-002	Cable,Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand total		*****	*****	*****	*****	*****
OC3 Only
1RU Shelf	1 Pair OC3 with 1 MPU
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
	1 RU Box	*****	*****	*****	*****	*****
	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
	MPU—48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****

***** Confidential treatment has been requested for the redacted portions. The confidential redacted postions have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT

Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
	M13 MUX (No E1)	*****	*****	*****	*****	*****
	Output RIM	*****	*****	*****	*****	*****
	Input RIM	*****	*****	*****	*****	*****
700-00056-001	Total 1 Ru Box	*****	*****	*****	*****	*****
815-00064-002	Cable, 28DS1/E, 10’	*****	*****	*****	*****	*****
815-00011-002	Cable,Craft, 15’	*****	*****	*****	*****	*****
Total Cables			*****	*****	*****	*****
Grand total		*****	*****	*****	*****	*****
OC3 Only
1RU Shelf	1 Pair OC3 with 1 MPU
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
	1 RU Box	*****	*****	*****	*****	*****
	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
	MPU –48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
	OC3/DS3 MUX	*****	*****	*****	*****	*****
	Output RIM	*****	*****	*****	*****	*****
	Input RIM	*****	*****	*****	*****	*****
700-00057-001	Total 1 Ru Shelf	*****	*****	*****	*****	*****
TBD	TBD OC#	*****	*****	*****	*****	*****
815-00011-002	Cable,Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand total		*****	*****	*****	*****	*****
M1-3 Prog 19”
2RU SHELF	Programable M1-3 with STS-1 & T3 Capability—1 Redundant Pair of M1-3s
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
815-00073-001	19” Shelf	*****	*****	*****	*****	*****
890-00009-002	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
810-00062-010	MPU–48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
700-00053-002*	Total Starter Kit (Larscom)	*****	*****	*****	*****	*****
*All Starter Kits Discounts per Line Item Do not Apply to Individual Component Purchases.
810-00068-004	M13 MUX (PM1-3)	*****	*****	*****	*****	*****
810-00068-003	M13 MUX (E1PM13E)	*****	*****	*****	*****	*****
810-00065-001	Output RIM	*****	*****	*****	*****	*****
810-00066-001	Input RIM	*****	*****	*****	*****	*****
815-00050-009	Module, Blank, 1 Slot Wide (Lars)	*****	*****	*****	*****	*****
815-00071-001	RIM, Blank	*****	*****	*****	*****	*****
Total M1-3 Kit		*****	*****	*****	*****	*****

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT

Total Starter & M1-3 Kit		*****	*****	*****	*****	*****
815-00064-002	Cable, 28DS1/E, 10’	*****	*****	*****	*****	*****
815-00011-002	Cable,Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand Total		*****	*****	*****	*****	*****
T3 ONLY 19”
2RU SHELF	M1-3 with T3 CAPABILITY ONLY—1 Redundant Pair of M1-3s
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
815-00073-001	19” Shelf	*****	*****	*****	*****	*****
890-00009-002	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
810-00062-010	MPU—48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
700-00053-002*	Total Starter Kit (Larscom)	*****	*****	*****	*****	*****
*All Starter Kits Discounts per Line Item Do not Apply to Individual Component Purchases.
810-00068-009	M13 MUX—T3 ONLY	*****	*****	*****	*****	*****
810-00065-001	Output RIM	*****	*****	*****	*****	*****
810-00066-001	Input RIM	*****	*****	*****	*****	*****
815-00050-009	Module, Blank, 1 Slot Wide (Lars)	*****	*****	*****	*****	*****
815-00071-001	RIM, Blank	*****	*****	*****	*****	*****
Total M1-3 Kit		*****	*****	*****	*****	*****
Total Starter & M1-3 Kit		*****	*****	*****	*****	*****
815-00064-002	Cable, 28DS1/E, 10’	*****	*****	*****	*****	*****
815-00011-002	Cable,Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand Total		*****	*****	*****	*****	*****
OC3/DS3 Prog 23”
2RU SHELF	1 Redundant Pair of OC3/DS3 Cards
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
815-00063-001	23” Shelf	*****	*****	*****	*****	*****
890-00009-002	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
810-00062-010	MPU—48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
700-00052-004*	Total Starter Kit	*****	*****	*****	*****	*****
*All Starter Kits Discounts per Line Item Do not Apply to Individual Component Purchases.
810-00067-002	OC3 to DS3 Cards	*****	*****	*****	*****	*****
810-00069-001	Output RIM	*****	*****	*****	*****	*****
810-00069-002	Input RIM	*****	*****	*****	*****	*****
815-00050-009	Module, Blank, 1 Slot Wide (Lars)	*****	*****	*****	*****	*****
815-00071-001	RIM, Blank	*****	*****	*****	*****	*****
Total OC3/DS3 Kit		*****	*****	*****	*****	*****
Total Starter & OC3/DS3 Kit		*****	*****	*****	*****	*****

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT
815-00064-002	Cable, 28DS1/E, 10’	*****	*****	*****	*****	*****
815-00011-002	Cable, Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand Total		*****	*****	*****	*****	*****
OC3/DS3 Prog 23”
2RU SHELF	1 Redundant Pair of OC3/DS3 Cards
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
815-00063-001	23” Shelf	*****	*****	*****	*****	*****
890-00009-002	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
810-00062-010	MPU—48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
700-00052-004*	Total Starter Kit	*****	*****	*****	*****	*****
*All Starter Kits Discounts per Line Item Do not Apply to Individual Component Purchases.
810-00067-002	OC3 to DS3 Cards	*****	*****	*****	*****	*****
810-00069-001	Output RIM	*****	*****	*****	*****	*****
810-00069-002	Input RIM	*****	*****	*****	*****	*****
815-00050-009	Module, Blank, 1 Slot Wide (Lars)	*****	*****	*****	*****	*****
815-00071-001	RIM, Blank	*****	*****	*****	*****	*****
Total OC3/DS3 Kit		*****	*****	*****	*****	*****
Total Starter & OC3/DS3 Kit		*****	*****	*****	*****	*****
TBD	TBD OC3	*****	*****	*****	*****	*****
815-00011-002	Cable,Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand Total		*****	*****	*****	*****	*****
OC3/DS3 19”
2RU SHELF	1 Redundant Pair of OC3/DS3 Cards
Part Number	Description	Oasys List Price	QTY	Total List	Discount per unit	Cost to Larscom
815-00073-001	19” Shelf	*****	*****	*****	*****	*****
890-00009-002	Software Latest Rel. incl. SNMP	*****	*****	*****	*****	*****
810-00062-010	MPU—48V w/Aux. Board	*****	*****	*****	*****	*****
Included in MPU	Ethernet Daughter Board	*****	*****	*****	*****	*****
Included in Sftwre	SNMP Upgrade	*****	*****	*****	*****	*****
700-00053-002*	Total Starter Kit	*****	*****	*****	*****	*****
*All Starter Kits Discounts per Line Item Do not Apply to Individual Component Purchases.
810-00067-002	OC3 to DS3 Cards	*****	*****	*****	*****	*****
810-00069-001	Output RIM	*****	*****	*****	*****	*****
810-00069-002	Input RIM	*****	*****	*****	*****	*****
815-00050-009	Module, Blank, 1 Slot Wide (Lars)	*****	*****	*****	*****	*****
815-00071-001	RIM, Blank	*****	*****	*****	*****	*****
Total OC3/DS3 Kit		*****	*****	*****	*****	*****
Total Starter & OC3/DS3 Kit		*****	*****	*****	*****	*****
TBD	TBD OC3	*****	*****	*****	*****	*****
815-00011-002	Cable, Craft, 15’	*****	*****	*****	*****	*****
Total Cables		*****	*****	*****	*****	*****
Grand Total		*****	*****	*****	*****	*****
***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT
ATTACHMENT B
LARSCOM PURCHASE ORDER AND UPDATE STATUS

PURCHASE ORDER NUMBER: 78441			DATE: 03/18/02

VENDOR:	110155	BUYER CODE:	SL
NAME: OASYS TELECOM ADDR: 7060 KOLL CENTER PKWY PLEASANTON, CA. 94566		REQUESTER: CONFIRM TO: SHIP VIA:	REQ#15944 JOE PENDERGAST ROGER SMEDLEY BESTWAY
		F.O.B.:	FACT
		FREIGHT:	PPD-BILL
		DISCOUNT PERCENTAGE:	0.000
PHONE:	925-462-7000	DISCOUNT DAYS:	0
PRINT/REPRINT P.O.:	NO	NET DAYS:	0
ORDER DATE:	07/05/01	DELIVER-TO:	3
STATUS:	CLSD	DATE P.O. LAST PRINTED:	11/21/01
DATE CLOSED:	11/26/01	CHANGE ORDER NUMBER:	0
TYPE OF P.O.:	INVENTORY	DATE LAST CHANGE ENTERED:	11/21/01
SHIP-TO CODE:	1	BILL-TO CODE:	01

LIN	PART NUMBER/ ACCOUNT NUMBER	QUOTED PRICE	PR UM	DUE DATE	ORDER QUANTITY	QTY TO INSP/STOCK	QUANTITY STILL DUE
1	000-700-00052-004	*****.000	EA	05/30/01	1.00	1.00	0.00
	1.00.1332	PRJ:					ST:C
2	000-700-00052-004	*****.000	EA	06/29/01	10.00	10.00	0.00
	1.00.1332	PRJ:					ST:C
3	000-700-00052-004	*****.000	EA	99/99/99	10.00	10.00	0.00
	1.00.1332	PRJ:					ST:C
4	000-700-00053-002	*****.000	EA	99/99/99	30.00	0.00	30.00
	1.00.1332	PRJ:					ST:C

5	000-810-00068-004	*****.000	EA	05/30/01	6.00	6.00	0.00
	1.00.1332	PRJ:					ST:C

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT
6	000-810-00068-004	*****.000	EA	06/29/01	60.00	60.00	0.00
	1.00.1332	PRJ:					ST:C
7	000-810-00068-004	*****.000	EA	99/99/99	50.00	50.00	0.00
	1.00.1332	PRJ:					ST:C
8	000-815-00050-009	*****.000	EA	05/30/01	8.00	8.00	0.00
	1.00.1332	PRJ:					ST:C
9	000-815-00050-009	*****.000	EA	99/99/99	80.00	80.00	0.00
	1.00.1332	PRJ:					ST:C
CONTINUE (Y/N)? *
LIN	PART NUMBER/ ACCOUNT NUMBER	QUOTED PRICE	PR UM	DUE DATE	ORDER QUANTITY	QTY TO INSP/STOCK	QUANTITY STILL DUE
10	000-815-00050-009	8.000	EA	99/99/99	8.00	8.00	0.00
	1.00.1332	PRJ:					ST:C
11	000-810-00065-001	*****.000	EA	05/30/01	3.00	3.00	0.00
	1.00.1332	PRJ:					ST:C
12	000-810-00065-001	*****.000	EA	06/29/01	30.00	30.00	0.00
	1.00.1332	PRJ:					ST:C
13	000-810-00065-001	*****.000	EA	99/99/99	25.00	25.00	0.00
	1.00.1332	PRJ:					ST:C
14	000-810-00066-001	*****.000	EA	05/30/01	3.00	3.00	0.00
	1.00.1332	PRJ:					ST:C
15	000-810-00066-001	*****.000	EA	06/29/01	30.00	30.00	0.00
	1.00.1332	PRJ:					ST:C
16	000-810-00066-001	*****.000	EA	99/99/99	25.00	25.00	0.00
	1.00.1332	PRJ:					ST:C

17	000-815-00071-001	*****.000	EA	99/99/99	4.00	4.00	0.00
	1.00.1332	PRJ:					ST:C
18	000-815-00071-001	*****.000	EA	06/29/01	40.00	40.00	0.00
	1.00.1332	ST:C
CONTINUE (Y/N)? *
LIN	PART NUMBER/ ACCOUNT NUMBER	QUOTED PRICE	PR UM	DUE DATE	ORDER QUANTITY	QTY TO INSP/STOCK	QUANTITY STILL DUE

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT

19	000-815-00071-001	*****.000	EA	99/99/99	4.00	4.00	0.00
	1.00.1332	PRJ:					ST:C
20	000-815-00064-002	*****.000	EA	05/30/01	6.00	6.00	0.00
	1.00.1332	PRJ:					ST:C
21	000-815-00064-002	*****.000	EA	06/29/01	60.00	60.00	0.00
	1.00.1332	PRJ:					ST:C
22	000-815-00064-002	*****.000	EA	99/99/99	50.00	50.00	0.00
	1.00.1332	PRJ:					ST:C
23	000-815-00011-002	*****.000	EA	05/30/01	1.00	1.00	0.00
	1.00.1332	PRJ:					ST:C
24	000-815-00011-002	*****.000	EA	06/29/01	10.00	10.00	0.00
	1.00.1332	PRJ:					ST:C
25	000-815-00011-002	*****.000	EA	99/99/99	1.00	1.00	0.00
	1.00.1332	PRJ:					ST:C
26	000-820-00072-001	*****.000	EA	99/99/99	6.00	6.00	0.00
	1.00.1332	PRJ:					ST:C
27	000-810-00068-003	*****.000	EA	99/99/99	40.00	0.00	40.00
	1.00.1332	PRJ:					ST:C
CONTINUE (Y/N)? *
LIN	PART NUMBER/ ACCOUNT NUMBER	QUOTED PRICE	PR UM	DUE DATE	ORDER QUANTITY	QTY TO INSP/STOCK	QUANTITY STILL DUE

28	000-815-00079-001	*****.000	EA	99/99/99	10.00	10.00	0.00
	1.00.1332	PRJ:					ST:C
29	000-700-00052-004	*****.000	EA	99/99/99	1.00	1.00	0.00
	1.00.1332	PRJ:					ST:C
30	000-810-00068-004	*****.000	EA	99/99/99	6.00	6.00	0.00
	1.00.1332	PRJ:					ST:C
31	000-810-00065-001	*****.000	EA	99/99/99	3.00	3.00	0.00
	1.00.1332	PRJ:					ST:C
32	000-810-00066-001	*****.000	EA	99/99/99	3.00	3.00	0.00
	1.00.1332	PRJ:					ST:C
33	000-815-00064-002	*****.000	EA	99/99/99	6.00	6.00	0.00

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT

	1.00.1332	PRJ:					ST:C
36	000-810-00067-002	*****.000	EA	99/99/99	4.00	0.00	4.00
	1.00.1332	PRJ:					ST:C
37	000-810-00069-002	*****.000	EA	99/99/99	2.00	0.00	2.00
	1.00.1332	PRJ:					ST:C
38	000-810-00069-001	*****.000	EA	99/99/99	4.00	0.00	4.00
	1.00.1332	PRJ:					ST:C
CONTINUE (Y/N)? *
LIN	PART NUMBER/ ACCOUNT NUMBER	QUOTED PRICE	PR UM	DUE DATE	ORDER QUANTITY	QTY TO INSP/STOCK	QUANTITY STILL DUE
39	000-810-00066-001	*****.000	EA	99/99/99	74.00	0.00	74.00
	1.00.1332	PRJ:					ST:C
40	000-815-00071-001	*****.000	EA	99/99/99	52.00	0.00	52.00
	1.00.1332	PRJ:					ST:C
42	000-820-00072-001	*****.000	EA	99/99/99	64.00	0.00	64.00
	1.00.1332	PRJ:					ST:C

45	000-815-00050-009	*****.000	EA	99/99/99	104.00	0.00	104.00
	1.00.1332	PRJ:					ST:C
47	000-700-00052-004	*****.000	EA	99/99/99	43.00	0.00	43.00
	1.00.1332	PRJ:					ST:C
48	000-810-00068-004	*****.000	EA	99/99/99	103.00	0.00	103.00
	1.00.1332	PRJ:					ST:C
49	000-810-00065-001	*****.000	EA	99/99/99	74.00	0.00	74.00
	1.00.1332	PRJ:					ST:C
50	000-815-00064-002	*****.000	EA	99/99/99	162.00	0.00	162.00
	1.00.1332	PRJ:					ST:C
CONTINUE (Y/N)? *
LIN	PART NUMBER/ ACCOUNT NUMBER	QUOTED PRICE	PR UM	DUE DATE	ORDER QUANTITY	QTY TO INSP/STOCK	QUANTITY STILL DUE

PURCHASE ORDER’S SPECIAL INSTRUCTIONS/NOTES:

INVENTORY PURCHASE ORDER: QUANTITIES DATED 99/99 MAY BE
MODIFIED AND RESCHEDULED IN AS REQUIRED. INITIAL PAYMENT
MADE TO OASYS FOR *****.00 TO COVER PRODUCT AND QTY’S
DELIVERED AGAINST THIS PURCHASE ORDER.

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.